UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

______________

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 16, 2020

Paya Holdings Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-39627	85-2199433
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

303 Perimeter Center North Suite 600

Atlanta, Georgia 30346

(Address of Principal Executive Offices) (Zip Code)

(800) 261-0240

(Registrant’s Telephone Number, Including Area Code)

FinTech Acquisition Corp. III Parent Corp.

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	PAYA	Nasdaq Capital Market
Warrants, each to purchase one share of Common Stock	PAYAW	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

On October 16, 2020, Paya Holdings Inc. (“Paya” or “Parent”) and FinTech Acquisition Corp. III (“FinTech”) announced that the previously announced transactions contemplated by the Merger Agreement (as defined below) were consummated. In connection with the closing of the merger, the registrant changed its name from FinTech Acquisition Corp. III Parent Corp. to Paya Holdings Inc.

On October 22, 2020, Parent filed a Current Report on Form 8-K (the “Original Form 8-K”) to report the closing of the transactions and related matters under Items 1.01, 1.02, 2.01, 3.02, 4.01, 5.06, 7.01 and 9.01 of Form 8-K. Due to the large number of events to be reported under the specified items of Form 8-K, this Form 8-K/A is being filed to amend the Original Form 8-K to include additional matters related to the closing of the Merger under Items 5.01, 5.02, 5.03 and 9.01 of Form 8-K. Capitalized terms used herein by not defined herein have the meanings given to such terms in the Original Form 8-K.

Item 5.01.	Changes in Control of Registrant.

Reference is made to the disclosure described in the Proxy Statement/Prospectus in the section entitled “Proposal No. 1 — The Business Combination Proposal” beginning on page 64, which is incorporated herein by reference. Further reference is made to the information contained in Item 2.01 to the Original Form 8-K, which is incorporated by reference.

Immediately after giving effect to the Transactions, there were 116,697,441 shares of common stock of Parent outstanding. As of such time, GTCR held 47.3% of the outstanding shares of common stock of Parent.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Information with respect to the Parent’s directors and executive officers immediately after the consummation of the Business Combination is set forth in the Proxy Statement/Prospectus in the section entitled “Management and Board of Directors after the Business Combination” beginning on page 163, which is incorporated herein by reference.

The information set forth under in the Original Form 8-K under “Item 2.01. Completion of Acquisition or Disposition of Assets—Omnibus Incentive Plan” and “—Employment Agreements,” and “—Directors and Executive Officers” is incorporated herein by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

 On October 16, 2020, in connection with the Closing of the Business Combination, Parent filed an amended and restated certificate of incorporation (the “A&R Charter”) with the Secretary of State of the State of Delaware and amended and restated Parent’s bylaws (the “A&R Bylaws”). The material terms of the A&R Charter and the A&R Bylaws and the general effect upon the rights of holders of Parent’s capital stock are included in the Proxy Statement/Prospectus under the section entitled “Description of Securities” beginning on page 189, which is incorporated by reference herein. The foregoing description of the A&R Charter and A&R Bylaws are a summary only and are qualified in its entirety by reference to the A&R Charter and A&R Bylaws, copies of which are attached as Exhibit 3.1 and Exhibit 3.2, respectively, to the Original Form 8-K and are incorporated by reference herein.

Item 9.01.	Financial Statement and Exhibits.

(a)-(b) Financial Statements.

Information responsive to Item 9.01(a) of Form 8-K is set forth in the financial statements included in the Proxy Statement/Prospectus beginning on page F-62, which information is incorporated herein by reference. Certain unaudited pro forma condensed combined financial information is attached hereto as exhibit 99.2

(d) Exhibits.

Exhibit	Description
2.1	Agreement and Plan of Merger, dated as of August 3, 2020, by and among GTCR-Ultra Holdings, LLC, GTCR-Ultra Holdings II, LLC, FinTech III Merger Sub Corp., FinTech Acquisition Corp. III, FinTech Acquisition Corp. III Parent Corp., GTCR/Ultra Blocker, Inc., and GTCR Fund XI/C LP (included as Annex A the definitive Proxy Statement/Prospectus filed on September 23, 2020).
3.1*	Certificate of Incorporation of Paya Holdings Inc., filed with the Secretary of State of the State of Delaware on October 16, 2020.
3.2*	Bylaws of Paya Holdings Inc.
4.1	Specimen Common Stock Certificate (incorporated by reference to Exhibit 4.1 to the Registration Statement on Form S-4 filed by FinTech Acquisition Corp. III Parent Corp. on September 16, 2020).
4.2	Specimen Warrant Certificate (included in Exhibit 4.3).
4.3	Warrant Agreement, dated November 15, 2018, between Continental Stock Transfer & Trust Company and FinTech Acquisition Corp. III. (incorporated by reference to Exhibit 4.1 of FinTech Acquisition Corp. III’s Current Report on Form 8-K filed on November 21, 2018).
10.1*	Registration Rights Agreement, dated October 16, 2020, by and among FinTech Acquisition Corp. III Parent Corp. and certain stockholders of Parent.
10.2	Sponsor Support Agreement dated August 3, 2020, by and among FinTech Acquisition Corp. III, GTCR-Ultra Holdings II, LLC, FinTech Acquisition Corp. III Parent Corp., GTCR-Ultra Holdings, LLC and certain stockholders of FinTech Acquisition Corp. III (incorporated by reference to Exhibit 10.1 of FinTech Acquisition Corp. III’s Current Report on Form 8-K filed on August 3, 2020).
10.3*	Director Nomination Agreement, dated as of October 16, 2020, by and among Paya Holdings Inc., GTCR-Ultra Holdings, LLC, GTCR Fund XI/B LP and GTCR Fund XI/C LP.
10.4*	Tax Receivable Agreement, dated as of October 16, 2020, by and among FinTech Acquisition Corp. III Parent Corp., GTCR-Ultra Holdings, LLC, GTCR Ultra-Holdings II, LLC, GTCR/Ultra Blocker, Inc., a Delaware corporation and GTCR Fund XI/C LP.
10.5	Form of Paya Holdings Inc. Omnibus Incentive Plan (included as Annex B to the definitive Proxy Statement/Prospectus filed on September 23, 2020).
10.6	Form of PIPE Subscription Agreement (incorporated by reference to Exhibit 10.2 of FinTech Acquisition Corp. III’s Current Report on Form 8-K filed on August 3, 2020).
10.7*	Form of Director/Officer Indemnification Agreement.
10.8*	Employment Agreement, dated as of October 16, 2020, by and between Paya Holdings Inc., Paya, Inc. and Jeffrey Hack.
10.9*	Employment Agreement, dated as of October 16, 2020, by and between Paya Holdings Inc., Paya, Inc. and Glenn Renzulli.
10.10*	Employment Agreement, dated as of October 16, 2020, by and between Paya Holdings Inc., Paya, Inc. and Mark Engels.
16.1*	Letter of WithumSmith+Brown, PC.
99.1*	Press Release, dated October 16, 2020.
99.2*	Unaudited pro forma financial statements.

* Filed with Original Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 22, 2020

PAYA HOLDINGS INC.

By:	/s/ Glenn Renzulli
Name: Glenn Renzulli
Title: Chief Financial Officer

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